Contact:	Michael Kirshbaum	The Advisory Board Company
	Chief Financial Officer	2445 M Street, N.W.
	202.266.5876	Washington, D.C. 20037
	jacobsg@advisory.com	www.advisoryboardcompany.com

THE ADVISORY BOARD COMPANY REPORTS
FISCAL YEAR 2007 SECOND QUARTER RESULTS

Company Reports Quarterly Revenues of $46.7 Million and 17% Contract Value Growth;
Announces Launch of New Research Program

WASHINGTON, D.C. — (October 30, 2006) – The Advisory Board Company (NASDAQ:ABCO) today announced financial results for the second quarter of its fiscal year ending March 31, 2007. For the quarter, revenues increased 15% to $46.7 million, from $40.5 million for the second quarter of fiscal year 2006. Net income was $7.2 million, or $0.37 per diluted share, compared to $7.0 million, or $0.35 per diluted share, for the same period a year ago. Contract value grew 17% to $186.3 million as of September 30, 2006, up from $159.8 million as of September 30, 2005.

For the six months ended September 30, 2006, revenues increased 15% to $90.9 million, from $79.2 million for the same period of fiscal year 2006. Net income was $13.7 million, or $0.70 per diluted share, compared to $13.7 million, or $0.68 per diluted share, for the same period a year ago.

Effective April 2006, the Company adopted Statement of Financial Accounting Standards No. 123R (SFAS No. 123R), which provides the accounting rules for share-based compensation. In addition, in February 2006, the Company received notification that it had been certified as a Qualified High Technology Company (QHTC) for income tax purposes. To analyze results on a comparable basis to the prior year, the Company’s management uses and is providing adjusted financial results, including adjusted net income and earnings per diluted share that excludes share-based compensation expense and employer taxes paid in connection with exercises of employee stock options. The adjusted results for all periods presented also include effective income tax rates calculated assuming adoption of the provisions of SFAS No. 123R and the Company’s certification as a QHTC.

Including the adjustments discussed above, adjusted net income for the second quarter of fiscal year 2007 was $9.3 million, up 23% from $7.6 million for the second quarter of fiscal year 2006. Adjusted earnings per diluted share for the second quarter of fiscal year 2007 was $0.48, an increase of 26% from $0.38 in the same quarter in the prior year. Adjusted net income for the six months ended September 30, 2006 was $17.9 million, or $0.91 per diluted share compared to $14.9 million or $0.75 per diluted share in the same period a year ago. A reconciliation of the Company’s reported and adjusted results is set forth in the notes to the financial highlights table included below.

Frank Williams, Chairman and Chief Executive Officer, commented, “We are quite pleased with our financial results for the second quarter. Our contract value growth of 17% was driven by a healthy renewal environment, as well as success in cross-selling and the strong performance of our new program introductions. Our success continues to be driven by cutting-edge, highly applicable research, as well as an ongoing focus on program innovation. Our model of providing proven best practices continues to resonate in the marketplace as our members consistently report that our membership programs are having a dramatic positive impact on their most important strategic and operational issues.”

He added, “I am also pleased to announce our latest launch, the Bad Debt Performance Program. This program assists Chief Financial Officers in improving bad debt performance by integrating best practices and improved information and analytics to support hospitals’ efforts to increase self-pay collections and appropriately identify charity care. Through best practice research, performance benchmarking data, and a robust, web-based analytical tool, the program enhances a member institution’s ability to classify accounts based on likelihood to pay, develop workflow based on the classifications and prioritize collections efforts, thereby optimizing collections resources and reducing bad debt. We have already established a strong charter membership for the program, including St. Jude Medical Center, Meridian Health System, H. Lee Moffitt Cancer Center, Roper St. Francis Healthcare, Riverside Health System and Rush North Shore Medical Center. The program is off to a strong start, and we are very excited about its potential.”

Share Repurchase

During the three months ended September 30, 2006, the Company repurchased 245,039 shares of its common stock at a total cost of approximately $11.9 million. Through September 30, 2006, the Company has repurchased shares at a total cost of approximately $109.6 million and has $40.4 million available under the program for future share repurchases. Repurchases will continue to be made in open market and privately negotiated transactions subject to market conditions. No minimum number of shares has been fixed. The Company is funding its share repurchases with cash on hand and cash generated from operations.

Outlook for Remainder of Calendar Year 2006

For the quarter ending December 31, 2006, the Company’s revenue guidance is approximately $48.5 million and adjusted diluted earnings per share guidance is $0.43. The Company increased its adjusted diluted earnings per share guidance for the four quarters ending December 31, 2006 to $1.80. Adjusted diluted earnings per share excludes share-based compensation under FAS No. 123R and employer taxes paid in connection with the exercise of employee stock options.

The Company will hold an investor conference call to discuss its second quarter performance this evening, October 30, 2006, at 6:00 p.m. Eastern time. The conference call will also be available via live web cast on the Company’s web site at www.advisoryboardcompany.com in the section entitled “Investor Information” found under the tab “About Us.” To participate by telephone, the dial-in number is 866.270.6057 and the access code is 84515385. Investors are advised to dial in at least five minutes prior to the call to register. The web cast will be archived for seven days: from 8:00 p.m. Monday, October 30, until 8:00 p.m. Monday, November 6, 2006.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are hereby cautioned that these statements may be affected by certain factors, among others, set forth below and in the Company’s filings with the Securities and Exchange Commission, and consequently, actual operations and results may differ materially from the results discussed in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated by forward-looking statements include, among others, the dependence on renewal of membership-based services, dependence on key personnel, the need to attract and retain qualified personnel, management of growth, new product development, competition, risks associated with anticipating market trends, industry consolidation, variability of quarterly operating results, the possible impact on our financials associated with some of our newer programs that are more dependent upon technology, various factors that could affect our income tax rate or our ability to use our existing deferred tax assets, whether the Office of Tax and Revenue of the District of Columbia withdraws our QHTC status, the effect of the amount, type and timing of future share-based compensation arrangements, changes in estimates or assumptions under SFAS No. 123R, and possible volatility of our stock price. These and other factors are discussed more fully in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

About The Advisory Board Company

The Advisory Board Company provides best practices research and analysis to the health care industry, focusing on business strategy, operations and general management issues. The Company provides best practices and research through discrete annual programs to a membership of more than 2,500 hospitals, health systems, pharmaceutical and biotech companies, health care insurers, and medical device companies in the United States. Each program typically charges a fixed annual fee and provides members with such services as best practice research reports, executive education, on-line analytical tools and other supporting research services.

THE ADVISORY BOARD COMPANY
FINANCIAL HIGHLIGHTS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Selected
	September 30,		Growth
	2006	2005	Rates
Financial Highlights (GAAP, as reported) Revenues	$46,727	$40,487	15.4%
Cost of services	$21,575	$17,487
Member relations and marketing	$9,805	$8,229
General and administrative	$5,711	$4,035
Income from operations	$9,111	$10,285
Net income	$7,173	$6,960	3.1%
Basic earnings per share	$0.38	$0.36	5.6%
Diluted earnings per share	$0.37	$0.35	5.7%
Weighted average common shares outstanding Basic	18,821	19,093
Diluted	19,447	20,020
Financial Highlights (Adjusted) (1) Adjusted cost of services	$20,536	$17,487
Adjusted member relations and marketing	$9,102	$8,229
Adjusted general and administrative	$4,270	$4,035
Adjusted income from operations	$12,294	$10,285	19.5%
Adjusted net income	$9,277	$7,568	22.6%
Adjusted diluted earnings per share	$0.48	$0.38	26.3%
Adjusted diluted weighted average common shares outstanding	19,447	19,912
Adjusted percentages of revenues (1) Adjusted cost of services	43.9%	43.2%
Adjusted member relations and marketing	19.5%	20.3%
Adjusted general and administrative	9.1%	10.0%
Adjusted income from operations	26.3%	25.4%
	Six Months Ended		Selected
	September 30,		Growth

	2006	2005	Rates

Financial Highlights (GAAP, as reported) Revenues	$90,932	$79,234	14.8%
Cost of services	$42,490	$33,996
Member relations and marketing	$19,247	$16,294
General and administrative	$11,076	$7,859
Income from operations	$17,224	$20,201
Net income	$13,672	$13,690	-0.1%
Basic earnings per share	$0.72	$0.71	1.4%
Diluted earnings per share	$0.70	$0.68	2.9%
Weighted average common shares outstanding Basic	18,880	19,158
Diluted	19,600	20,006
Financial Highlights (Adjusted) (1) Adjusted cost of services	$40,347	$33,996
Adjusted member relations and marketing	$17,859	$16,294
Adjusted general and administrative	$8,205	$7,859
Adjusted income from operations	$23,626	$20,201	17.0%
Adjusted net income	$17,904	$14,886	20.3%
Adjusted diluted earnings per share	$0.91	$0.75	21.3%
Adjusted diluted weighted average common shares outstanding	19,600	19,906
Adjusted percentages of revenues (1) Adjusted cost of services	44.4%	42.9%
Adjusted member relations and marketing	19.6%	20.6%
Adjusted general and administrative	9.0%	9.9%
Adjusted income from operations	26.0%	25.5%

(1)	In order to allow investors to assess results on a basis consistent with those used by management, the following tables reconcile GAAP to adjusted amounts for the three and six months ended September 30, 2006 and 2005, respectively. Adjusted results exclude the share-based compensation expense recognized by the Company in accordance with SFAS No. 123R and employer taxes paid in connection with the exercise of employee stock options. In addition, for comparison purposes the Company’s effective tax rate and diluted share count for the three and six months ended September 30, 2005 have been adjusted to reflect the Company’s certification as a QHTC and include the effects of SFAS No. 123R.

THE ADVISORY BOARD COMPANY
RECONCILIATION OF GAAP TO ADJUSTED RESULTS
(In thousands, except per share data)
(Unaudited)

		Three Months Ended September 30, 2006
			Employer taxes
			paid upon	Tax benefit
	GAAP, as	Share-based	exercise of	associated with
Financial statement descriptions	reported	compensation	employee options	QHTC status	Adjusted
Cost of services	$21,575	(1,038)	(1)	—	$20,536
Member relations and marketing	$9,805	(701)	(2)	—	$9,102
General and administrative	$5,711	(1,399)	(42)	—	$4,270
Income from operations	$9,111	3,138	45	—	$12,294
Net income	$7,173	2,074	30	—	$9,277
Diluted earnings per share	$0.37	0.11	—	—	$0.48
Diluted weighted average shares	19,447	—	—	—	19,447

		Three Months Ended September 30, 2005
			Employer taxes
			paid upon	Tax benefit
	GAAP, as	Share-based	exercise of	associated with
Financial statement descriptions	reported	compensation	employee options	QHTC status	Adjusted
Cost of services	$17,487	—	—	—	$17,487
Member relations and marketing	$8,229	—	—	—	$8,229
General and administrative	$4,035	—	—	—	$4,035
Income from operations	$10,285	—	—	—	$10,285
Net income	$6,960	—	—	608	$7,568
Diluted earnings per share	$0.35	—	—	0.03	$0.38
Diluted weighted average shares	20,020	(177)	—	69	19,912

		Six Months Ended September 30, 2006
			Employer taxes
			paid upon	Tax benefit
	GAAP, as	Share-based	exercise of	associated with
Financial statement descriptions	reported	compensation	employee options	QHTC status	Adjusted
Cost of services	$42,490	(2,090)	(53)	—	$40,347
Member relations and marketing	$19,247	(1,384)	(4)	—	$17,859
General and administrative	$11,076	(2,780)	(91)	—	$8,205
Income from operations	$17,224	6,254	148	—	$23,626
Net income	$13,672	4,134	98	—	$17,904
Diluted earnings per share	$0.70	0.21	—	—	$0.91
Diluted weighted average shares	19,600	—	—	—	19,600

		Six Months Ended September 30, 2005
			Employer taxes
			paid upon	Tax benefit
	GAAP, as	Share-based	exercise of	associated with
Financial statement descriptions	reported	compensation	employee options	QHTC status	Adjusted
Cost of services	$33,996	—	—	—	$33,996
Member relations and marketing	$16,294	—	—	—	$16,294
General and administrative	$7,859	—	—	—	$7,859
Income from operations	$20,201	—	—	—	$20,201
Net income	$13,690	—	—	1,196	$14,886
Diluted earnings per share	$0.68	—	—	0.07	$0.75
Diluted weighted average shares	20,006	(154)	—	54	19,906

Reconciliation of non-GAAP Financial Measures

The Company believes its calculations of adjusted results, including adjusted net income and diluted earnings per share, provide additional information about the Company’s ongoing operating performance as well as additional information to compare to prior periods. The Company’s management uses the adjusted presentations to evaluate projected operating results on a basis that allows for comparability without regard to changes affecting variables arising from its stock-based compensation programs and the timing of notification of the Company’s QHTC tax status, and provides such information publicly to allow investors to assess results on a basis consistent with those used by management. Although these non-GAAP financial measures adjust expense and other items to exclude the accounting treatment of share-based compensation expense, they should not be viewed as a pro forma presentation reflecting the elimination of the underlying share-based compensation programs, as those programs are an important element of the Company’s compensation structure and generally accepted accounting principles indicate that all forms of share-based payments should be valued and included as appropriate in results of operations. Accordingly, a limitation of these adjusted results is that they do not reflect all of the elements of compensation that the Company believes to be necessary to attract and retain employees and they may not be comparable with results of companies that maintain different compensation programs or account for such programs on a different basis. Management compensates for this aspect of the non-GAAP financial measures by separately evaluating its share-based compensation arrangements. The Company is not able to reconcile its outlook for the remainder of calendar year 2006 to GAAP as future results are dependent upon a number of unknown factors, including the extent (if any) to which employee stock options are exercised, whether employees forfeit outstanding options upon termination from the Company, and future stock price.

# # #

	THE ADVISORY BOARD COMPANY
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
	AND OTHER OPERATING STATISTICS
(In thousands, except per share data)
	Three Months Ended		Selected	Six Months Ended		Selected
	September 30,		Growth	September 30,		Growth
	2006	2005	Rates	2006	2005	Rates
Statements of Operations
Revenues	$46,727	$40,487	15.4%	$90,932	$79,234	14.8%

Cost of services (1)	21,575	17,487		42,490	33,996
Member relations and marketing (1)	9,805	8,229		19,247	16,294
General and administrative (1)	5,711	4,035		11,076	7,859
Depreciation	525	451		895	884
Income from operations	9,111	10,285		17,224	20,201
Interest income	1,741	1,412		3,459	2,807
Income before provision for income taxes	10,852	11,697	-7.2%	20,683	23,008	-10.1%
Provision for income taxes (2)	(3,679)	(4,737)		(7,011)	(9,318)
Net income	$7,173	$6,960	3.1%	$13,672	$13,690	-0.1%

Earnings per share
Basic	$0.38	$0.36		$0.72	$0.71
Diluted	$0.37	$0.35	5.7%	$0.70	$0.68	2.9%
Weighted average common shares outstanding
Basic	18,821	19,093		18,880	19,158
Diluted	19,447	20,020		19,600	20,006
Contract Value (at end of period)	$186,316	$159,810	16.6%
Percentages of Revenues
Cost of services (1)	46.2%	43.2%		46.7%	42.9%
Member relations and marketing (1)	21.0%	20.3%		21.2%	20.6%
General and administrative (1)	12.2%	10.0%		12.2%	9.9%
Depreciation and loss on disposal of assets	1.1%	1.1%		1.0%	1.1%
Income from operations (1)	19.5%	25.4%		18.9%	25.5%
Net income (1) (2)	15.4%	17.2%		15.0%	17.3%

(1)	Effective April 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS No. 123R), which provides the accounting rules for share-based compensation. During the three and six months ended September 30, 2006, the Company recognized approximately $1.0 million and $2.1 million in cost of services, approximately $0.7 million and $1.4 million in member relations and marketing, and approximately $1.4 million $2.8 million in general and administrative expense for share-based compensation related to the adoption of SFAS No. 123R and in employer taxes associated with the exercise of employee stock options. The Company has recorded all these expenses in the same line items as other compensation paid to the relevant categories of employees.

(2)	In February 2006, the Company received notification from the Office of Tax and Revenue of the District of Columbia that the Company had been certified effective January 1, 2004, as a Qualified High Technology Company (“QHTC”) under the New E-Conomy Transformation Act of 2000, as amended (the “Act”). The results of operations for the three and six months ended September 30, 2005, were reported prior to the Company’s notice of certification and include income taxes at an effective rate of 40.5%. This certification had the effect of reducing the Company’s statutory income tax rate as well as providing other benefits. Had the Company received notification of the certification and adopted the provisions of SFAS No. 123R prior to reporting results for the three and six months ended September 30, 2005, the Company’s reported effective tax rate for fiscal 2006 would have been reduced by 5.2% to an effective rate of 35.3%.

THE ADVISORY BOARD COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
	September 30,	March 31,
	2006	2006
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$7,266	$21,678
Marketable securities	13,835	8,484
Membership fees receivable, net	45,445	36,822
Prepaid expenses and other current assets	3,126	2,876
Deferred income taxes	21,832	19,495
Total current assets	91,504	89,355
Fixed assets, net	13,898	9,675
Intangible assets, net	921	780
Goodwill	5,426	5,426
Deferred incentive compensation and other charges	10,759	11,652
Deferred income taxes, net of current portion	9,724	15,633
Marketable securities	139,163	138,338
Total assets	$271,395	$270,859

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Deferred revenues	$94,653	$99,269
Accounts payable and accrued liabilities	14,241	15,445
Accrued incentive compensation	7,088	8,344
Total current liabilities	115,982	123,058
Other long-term liabilities	1,602	636
Total liabilities	117,584	123,694

Stockholders’ equity:
Common stock	205	203
Additional paid-in capital	164,371	152,081
Retained earnings	67,239	53,567
Accumulated elements of comprehensive income	(1,565)	(2,618)
Treasury stock	(76,439)	(56,068)
Total stockholders’ equity	153,811	147,165

Total liabilities and stockholders’ equity	$271,395	$270,859

THE ADVISORY BOARD COMPANY
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Six Months Ended September 30,
	2006	2005
Cash flows from operating activities:
Net income	$13,672	$13,690
Adjustments to reconcile net income to net cash provided by
operating activities -
Depreciation	895	884
Amortization of intangible assets	92	43
Deferred income taxes	6,397	8,827
Excess tax benefits from share-based payments	(3,459)	—
Share-based payment expense	6,253	—
Amortization of marketable securities premiums	511	429
Changes in operating assets and liabilities:
Member fees receivable	(8,623)	(3,831)
Prepaid expenses and other current assets	(250)	(24)
Deferred incentive compensation and other charges	893	(411)
Deferred revenues	(4,616)	(5,920)
Accounts payable and accrued liabilities	(1,204)	840
Accrued incentive compensation	(1,256)	(1,579)
Other liabilities	966	(242)

Net cash flows provided by operating activities	10,271	12,706

Cash flows from investing activities:
Purchases of property and equipment	(5,118)	(460)
Capitalized software development costs	(233)	—
Cash paid for acquisition, net of cash acquired	—	(3,596)
Redemption of marketable securities	3,000	6,400
Purchases of marketable securities	(8,000)	(15,933)
Net cash flows used in investing activities	(10,351)	(13,589)

Cash flows from financing activities:
Proceeds on issuance of stock from exercise of stock options	2,371	344
Proceeds on issuance of stock under employee stock purchase plan	209	189
Excess tax benefits from share-based compensation arrangements	3,459	—
Repayment of debt assumed in acquisition	—	(371)
Purchases of treasury stock	(20,371)	(16,197)
Net cash flows used in financing activities	(14,332)	(16,035)

Net decrease in cash and cash equivalents	(14,412)	(16,918)
Cash and cash equivalents, beginning of period	21,678	27,867
Cash and cash equivalents, end of period	$7,266	$10,949